As filed with the Securities and Exchange Commission on November 30, 2012.

Registration No. 333-185020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1

to

FORM S-4

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	5945	75-1943604
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification No.)

8000 Bent Branch Drive

Irving, Texas 75063

Telephone: (972) 409-1300

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

See Table of Additional Registrant Guarantors Continued on the Next Page

Charles M. Sonsteby

Member of the Interim Office of the Chief Executive Officer,

Chief Administrative Officer and Chief Financial Officer

8000 Bent Branch Drive

Irving, Texas 75063

Telephone: (972) 409-1300

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

with a copy to:

Michael J. Veitenheimer, Esq.	David A. Fine, Esq.
Senior Vice President, Secretary	Ropes & Gray LLP
and General Counsel	Prudential Tower
8000 Bent Branch Drive	800 Boylston Street
Irving, Texas 75063	Boston, MA 02199-3600
Telephone: (972) 409-1300	Telephone: (617) 951-7000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐		Accelerated filer	☐

Non-accelerated filer	☒	(Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issue Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in its Charter	State of Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Aaron Brothers, Inc.	Delaware	13-3498646
Artistree, Inc.	Delaware	83-0466644
Michaels Finance Company, Inc.	Delaware	20-0313952
Michaels of Canada, ULC	Nova Scotia	13529-9063
Michaels Stores Card Services, LLC	Virginia	72-1524325
Michaels Stores Procurement Company, Inc.	Delaware	20-0313890

The address, including zip code, and telephone number, including area code, of each Additional Registrant Guarantor’s principal executive offices is: c/o Michaels Stores, Inc., 8000 Bent Branch Drive, Irving, Texas 75063.

The name, address, including zip code and telephone number, including area code, of agent for service for each of the Additional Registrant Guarantors is:

Charles M. Sonsteby

Member of the Interim Office of the Chief Executive Officer,

Chief Administrative Officer and Chief Financial Officer

8000 Bent Branch Drive

Irving, Texas 75063

Telephone: (972) 409-1300

with a copy to:

Michael J. Veitenheimer, Esq.	David A. Fine, Esq.
Senior Vice President, Secretary	Ropes & Gray LLP
and General Counsel	Prudential Tower
8000 Bent Branch Drive	800 Boylston Street
Irving, Texas 75063	Boston, MA 02199-3600
Telephone: (972) 409-1300	Telephone: (617) 951-7000

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-185020) of Michaels Stores, Inc. and the additional registrant guarantors set forth therein, originally filed with the Securities and Exchange Commission on November 16, 2012 (the “Registration Statement”), is being filed solely to file new Exhibit 5.3 and to file Exhibits 101.INS, 101.SCH, 101.CAL, 101.DEF, 101.LAB and 101.PRE. No changes or additions are being made hereby to the prospectus constituting Part I of the Registration Statement or to Item 20, Item 21 (other than as will result from filing of the exhibits included herein, including Exhibit 23.1) or Item 22 of Part II of the Registration Statement. Accordingly, such prospectus and Part II have not been included herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 30th day of November, 2012.

MICHAELS STORES, INC.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Member of the Interim Office
of the Chief Executive Officer,
Chief Administrative Officer
and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

*	Member of the Interim Office of the Chief	November 30, 2012
Lewis S. Klessel	Executive Officer and Interim Chief Operating
Officer (Principal Executive Officer); Director

	Member of the Interim Office of the Chief	November 30, 2012
/s/ Charles M. Sonsteby	Executive Officer, Chief Administrative Officer and
Charles M. Sonsteby	Chief Financial Officer (Principal Executive Officer
and Principal Financial Officer)

*	Vice President—Chief Accounting Officer and	November 30, 2012
Jennifer N. Robinson	Controller (Principal Accounting Officer)

*	Senior Vice President—General Counsel and	November 30, 2012
Michael J. Veitenheimer	Secretary

Director
Joshua Bekenstein

*	Director	November 30, 2012
Todd M. Cook

Director
Jill A. Greenthal

Director
Matthew S. Levin

*	Director	November 30, 2012
Gerry M. Murphy

Signature	Title	Date

*	Director	November 30, 2012
James A. Quella

*	Director	November 30, 2012
Peter F. Wallace

*                                         The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 30th day of November, 2012.

AARON BROTHERS, INC.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
President, Chief Administrative Officer &
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

/s/ Charles M. Sonsteby	President, Chief Administrative Officer & Chief
Charles M. Sonsteby	Financial Officer (Principal Executive Officer and	November 30, 2012
Principal Financial Officer); Director

*	Vice President — Chief Accounting	November 30, 2012
Jennifer N. Robinson	Officer/Controller (Principal Accounting Officer)

November 30, 2012
*	Director
Michael J. Veitenheimer

*                                         The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 30th day of November, 2012.

ARTISTREE, INC.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby Chief Administrative Officer & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

*	President (Principal Executive Officer)	November 30, 2012
Michael B. Cairnes

/s/ Charles M. Sonsteby	Chief Administrative Officer & Chief Financial Officer	November 30, 2012
Charles M. Sonsteby	(Principal Financial Officer); Director

*	Vice President — Chief Accounting Officer and Controller	November 30, 2012
Jennifer N. Robinson	(Principal Accounting Officer)

*	Director	November 30, 2012
Michael J. Veitenheimer

*                                         The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 30th day of November, 2012.

MICHAELS FINANCE COMPANY, INC.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby President, Chief Administrative Officer & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

/s/ Charles M. Sonsteby	President, Chief Administrative Officer & Chief Financial	November 30, 2012
Charles M. Sonsteby	Officer (Principal Executive Officer and Principal Financial Officer); Director

*	Vice President — Chief Accounting Officer/Controller	November 30, 2012
Jennifer N. Robinson	(Principal Accounting Officer); Director

*                                         The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 30th day of November, 2012.

MICHAELS OF CANADA, ULC

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby Chief Administrative Officer & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

*	President (Principal Executive Officer)	November 30, 2012
Walt Asbury

November 30, 2012
/s/ Charles M. Sonsteby	Chief Administrative Officer & Chief Financial Officer
Charles M. Sonsteby	(Principal Financial Officer); Director

*	Vice President — Chief Accounting Officer and Controller	November 30, 2012
Jennifer N. Robinson	(Principal Accounting Officer)

*	Director	November 30, 2012
Michael J. Veitenheimer

*                                         The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 30th day of November, 2012.

MICHAELS STORES CARD SERVICES, LLC

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
President, Chief Administrative Officer &
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

/s/ Charles M. Sonsteby	President, Chief Administrative Officer & Chief
Charles M. Sonsteby	Financial Officer (Principal Executive Officer and Principal Financial Officer)	November 30, 2012

*	Vice President — Chief Accounting Officer and	November 30, 2012
Jennifer N. Robinson	Controller (Principal Accounting Officer)

MICHAELS STORES, INC.

/s/ Charles M. Sonsteby	Sole Managing Member	November 30, 2012
Charles M. Sonsteby
Member of the Interim Office
of the Chief Executive Officer,
Chief Administrative Officer &
Chief Financial Officer

*                                         The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas, on the 30th day of November, 2012.

MICHAELS STORES PROCUREMENT COMPANY, INC.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Chief Administrative Officer &
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the date indicated below.

Signature	Title	Date

/s/ Charles M. Sonsteby	Chief Administrative Officer & Chief Financial Officer	November 30, 2012
Charles M. Sonsteby	(Principal Executive Officer and Principal Financial Officer); Director

*	Vice President — Chief Accounting Officer and Controller	November 30, 2012
Jennifer N. Robinson	(Principal Accounting Officer)

*	Director	November 30, 2012
Michael J. Veitenheimer

*                                         The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors and previously filed with the Securities and Exchange Commission.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Attorney-in-Fact

Index to Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 30, 2006, among Bain Paste Mergerco, Inc., Blackstone Paste Mergerco, Inc., Bain Paste Finco, LLC, Blackstone Paste Finco, LLC and Michaels Stores, Inc. (previously filed as Exhibit 2.1 to Form 8-K filed by Company on July 6, 2006, SEC File No. 001-09338).

2.2

First Amendment to Agreement and Plan of Merger, dated as of September 1, 2006, among Bain Paste Mergerco, Inc., Blackstone Paste Mergerco, Inc., Bain Paste Finco, LLC, Blackstone Paste Finco, LLC and Michaels Stores, Inc. (previously filed as Exhibit 2.1 to Form 8-K filed by Company on September 5, 2006, SEC File No. 001-09338).

3.1.1	Amended and Restated Certificate of Incorporation of Michaels Stores, Inc. (previously filed as Exhibit 3.1 to Form 10-K filed by Company on May 3, 2007, SEC File No. 001-09338).

Certificate of Incorporation or the corresponding organizational instrument, with any amendments thereto, of the following additional registrants:

3.1.2	Aaron Brothers, Inc. (previously filed as Exhibit 3.1.2 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

3.1.3	Artistree, Inc. (previously filed as Exhibit 3.1.3 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

3.1.4	Michaels Finance Company, Inc. (previously filed as Exhibit 3.1.4 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

3.1.5	Michaels of Canada, ULC (previously filed as Exhibit 3.1.5 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

3.1.6	Michaels Stores Card Services, LLC (previously filed as Exhibit 3.1.6 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

3.1.7	Michaels Stores Procurement Company, Inc. (previously filed as Exhibit 3.1.7 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

3.2.1	Amended and Restated Bylaws of Michaels Stores, Inc. (previously filed as Exhibit 3.2 to Form 8-K filed by Company on November 6, 2006, SEC File No. 001-09338).

By-laws or the corresponding operating agreement, with any amendments thereto, of the following additional registrants:

3.2.2	Aaron Brothers, Inc. (previously filed as Exhibit 3.2.2 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

3.2.3	Artistree, Inc. (previously filed as Exhibit 3.2.3 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

3.2.4	Michaels Finance Company, Inc. (previously filed as Exhibit 3.2.4 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

3.2.5	Michaels of Canada, ULC (previously filed through inclusion in Exhibit 3.1.5 to Form S-4 filed by the Company on July 10, 2007, SEC File No. 333-144435).

3.2.6	Michaels Stores Card Services, LLC (previously filed as Exhibit 3.2.6 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

Exhibit No.	Description

3.2.7	Michaels Stores Procurement Company, Inc. (previously filed as Exhibit 3.2.7 to Form S-4 filed by Company on July 10, 2007, SEC File No. 333-144435).

4.1

Indenture, dated as of October 21, 2010, by and among Michaels Stores, Inc., the guarantors named therein and Law Debenture Trust Company of New York, as trustee (previously filed as Exhibit 4.2 to Form 8-K filed by Company on October 26, 2010, SEC File No. 001-09338).

4.2

Supplemental Indenture, dated as of September 27, 2012, by and among Michaels Stores, Inc., the guarantors named therein and Law Debenture Trust Company of New York, as trustee (previously filed as Exhibit 4.1 to Form 8-K filed by Company on October 2, 2012, SEC File No. 001-09338).

4.3

Purchase Agreement, dated September 20, 2012, by and among Michaels Stores, Inc., the guarantors named therein and the initial purchasers named therein (previously filed as Exhibit 10.1 to Form 8-K filed by Company on September 25, 2012, SEC File No. 001-09338).

4.4

Registration Rights Agreement, dated as of September 27, 2012, by and among Michaels Stores, Inc., the guarantors named therein and the Initial Purchasers named therein (previously filed as Exhibit 4.1 to Form 8-K filed by Company on October 2, 2012, SEC File No. 001-09338).

4.5

Indenture, dated as of October 31, 2006, among Michaels Stores, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee (previously filed as Exhibit 4.2 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).

4.6

Purchase Agreement, dated October 7, 2010, by and among Michaels Stores, Inc., the guarantors named therein and the initial purchasers named therein (previously filed as Exhibit 10.1 to Form 8-K filed by Company on October 14, 2010, SEC File No. 001-09338).

4.7

Registration Rights Agreement, dated as of October 31, 2006, among Michaels Stores, Inc. and certain stockholders thereof (previously filed as Exhibit 4.7 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).

5.1*	Opinion of Ropes & Gray LLP

5.2*	Opinion of Troutman Sanders LLP

5.3**	Opinion of McInnes Cooper

10.1	Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.1 to Form 8-K filed by Company on February 21, 2007, SEC File No. 001-09338).

10.2	Form of Stock Option Agreement under the Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.2 to Form 8-K filed by Company on February 21, 2007, SEC File No. 001-09338).

10.3

Amended form of Stock Option Agreement under Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.1 to Form 10-Q filed by Company on September 4, 2009, SEC File No. 001-09338).

10.4

Form of Restricted Stock Award Agreement under the Michaels Stores, Inc. 2006 Equity Incentive Plan (previously filed as Exhibit 10.3 to Form 10-Q filed by the Company on June 6, 2008, SEC File No. 001-09338).

10.5	Form of Fiscal Year 2012 Bonus Plan for Executive Officers (previously filed as Exhibit 10.5 to Form 10-K filed by Company on March 21, 2012, SEC File No. 001-09338).

10.6	Employment Agreement, dated March 6, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.1 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).

10.7

Amendment to Employment Agreement, dated June 2, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.2 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).

Exhibit No.	Description

10.8

Letter Agreement, dated September 15, 2010, between Michaels Stores, Inc. and Charles M. Sonsteby (previously filed as Exhibit 99.2 to Form 8-K filed by Company on September 17, 2010, SEC File No. 001-09338).

10.9	Letter Agreement, dated September 14, 2011, between Michaels Stores, Inc. and Eric C. Gordon (previously filed as Exhibit 10.9 to Form 10-K filed by Company on March 21, 2012, SEC File No. 001-09338).

10.10

Restricted Stock Award Agreement, dated June 2, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.3 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).

10.11	Stock Option Agreement, dated June 2, 2009, between Michaels Stores, Inc. and John B. Menzer (previously filed as Exhibit 10.4 to Form 10-Q filed by Company on June 5, 2009, SEC File No. 001-09338).

10.12

Amended and Restated Stockholders Agreement, dated as of February 16, 2007, among Michaels Stores, Inc. and certain stockholders thereof (previously filed as Exhibit 10.23 to Form 10-K filed by Company on May 3, 2007, SEC File No. 001-09338).

10.13

Management Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Bain Capital Partners, LLC and Blackstone Management Partners V LLC (previously filed as Exhibit 10.2 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).

10.14

Management Agreement, dated as of October 31, 2006, between Michaels Stores, Inc. and Highfields Capital Management LP (previously filed as Exhibit 10.3 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).

10.15	Michaels Stores, Inc. Amended Officer Severance Pay Plan (previously filed as Exhibit 10.17 to Form 10-K filed by Company on April 2, 2009, SEC File No. 001-09338).

10.16

Form of Director Indemnification Agreement between Michaels Stores, Inc. and certain directors thereof (previously filed as Exhibit 10.36 to Form 10-K filed by Company on March 30, 2006, SEC File No. 001-09338).

10.17

Form of Officer Indemnification Agreement between Michaels Stores, Inc. and certain officers thereof (previously filed as Exhibit 10.37 to Form 10-K filed by Company on March 30, 2006, SEC File No. 001-09338).

10.18

Second Amended and Restated Credit Agreement, dated as of September 17, 2012, among Michaels Stores, Inc., as lead borrower for the borrowers named therein, the facility guarantors named therein, Wells Fargo Bank, National Association, as administrative agent and collateral agent, the lenders party thereto, JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA, as co-syndication agents, Barclays Bank PLC, Deutsche Bank Securities Inc., Bank of America, N.A., Credit Suisse AG, Cayman Islands Branch and Morgan Stanley Senior Funding, Inc., as co-documentation agents, and Wells Fargo Capital Finance, LLC and J.P. Morgan Securities Inc., as joint lead arrangers and joint book runners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on September 18, 2012, SEC File No. 001-09338).

10.19

Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.5 to Form 10-Q filed by Company on December 7, 2006, SEC File No. 001-09338).

10.20

First Amendment to Credit Agreement, dated as of January 19, 2007, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on January 25, 2007, SEC File No. 001-09338).

Exhibit No.	Description

10.21

Second Amendment to Credit Agreement, dated as of May 10, 2007, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on May 11, 2007, SEC File No. 001-09338).

10.22

Third Amendment to Credit Agreement, dated as of August 20, 2009, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on August 21, 2009, SEC File No. 001-09338).

10.23

Fourth Amendment to Credit Agreement, dated as of November 5, 2009, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on November 5, 2009 SEC File No. 001-09338).

10.24

Fifth Amendment to Credit Agreement, dated as of December 15, 2011, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners (previously filed as Exhibit 10.1 to Form 8-K filed by Company on December 16, 2011, SEC File No. 001-09338).

10.25

Master Services Agreement, dated as of January 16, 2009, by and between Michaels Stores, Inc. and Tata America International Corporation (previously filed as Exhibit 10.29 to Form 10-K filed by Company on April 2, 2009, SEC File No. 001-09338).

10.26	Michaels Stores, Inc. Employees 401(k) Plan, effective March 1, 2009 (previously filed as Exhibit 10.30 to Form 10-K filed by Company on April 2, 2009, SEC File No. 001-09338).

12*	Statement of Computation of Ratio of Earnings to Fixed Charges

21	Subsidiaries of Michaels Stores, Inc. (previously filed as Exhibit 21.1 to Form 10-K filed by Company on March 21, 2012, SEC File No. 001-09338).

23.1**	Consent of Ernst & Young LLP

23.2	Consent of Ropes & Gray LLP (included in the opinion filed as Exhibit 5.1)

23.3	Consent of Troutman Sanders LLP (included in the opinion filed as Exhibit 5.2)

23.4	Consent of McInnes Cooper (included in the opinion filed as Exhibit 5.3)

24	Powers of Attorney (included in the signature pages of this Registration Statement)

25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Law Debenture Trust Company of New York with respect to the Indenture governing the 7¾% Senior Notes due 2018.

99.1*	Form of Letter of Transmittal

99.2*	Form of Letter to Securities Dealers, Commercial Banks, Trust Companies and Other Nominees

Exhibit No.	Description

99.3*	Form of Notice of Guaranteed Delivery

101.INS**	XBRL Instance Document

101.SCH**	XBRL Taxonomy Extension Schema

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase

101.DEF**	XBRL Taxonomy Extension Definition Linkbase

101.LAB**	XBRL Taxonomy Extension Label Linkbase

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase

* Previously filed.

** Filed herewith.